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                                                                    EXHIBIT 10.9


                                    ADDENDUM
                                    --------

      WHEREAS, the Mississippi Band of Choctaw Indians d/b/a Choctaw Resort Development Enterprise (hereinafter referred to as "Employer") and Douglas Pattison (hereinafter referred to as "Executive") entered into an Employment Agreement dated December 1, 1999; and

      WHEREAS, both parties now desire to amend the agreement as to the Incentive Bonus available to Executive;

      THEREFORE, the parties agree that Section 2(b) of the Employment Agreement dated December 1, 1999, shall be hereby deleted and replaced with the following:

      Section 2(b) INCENTIVE BONUS. Executive shall be eligible to participate in the Silver Star bonus program as approved by the Board of Directors of Employer on May 3, 2001, and subject to the terms and conditions thereof. However, as to Executive, said bonus program shall govern, regardless of any change in the Silver Star bonus program by the Board of Directors, unless Executive and Employer mutually agree to a change. A copy of the Silver Star bonus program is attached and incorporated herein.

      FURTHER, the parties agree that Section 2(c) of the Employment Agreement dated December 1, 1999, entitled "Compensation Cap" shall be hereby deleted.

      IN WITNESS WHEREOF, the parties hereto have executed this Addendum on this the 18th day of July, 2001.

EXECUTIVE                            EMPLOYER

/s/  Douglas Pattison                By: /s/  Phillip Martin
---------------------------------       ----------------------------------
DOUGLAS PATTISON                     PHILLIP MARTIN, TRIBAL CHIEF
                                     AND CHAIRMAN OF THE BOARD
                                     OF DIRECTORS


                                     ATTEST: /s/  Harrison Ben
                                            ------------------------------
                                     HARRISON BEN, SECRETARY/
                                     TREASURER